Exhibit 99.1

Pensare Acquisition Corp. Announces Intent to Convene and Adjourn its Special Meeting of Stockholders to July 31, 2019

ATLANTA, GA, July 30, 2019 – Pensare Acquisition Corp. (Nasdaq: WRLS, WRLSU, WRLSW, WRLSR) (the “Company”) today announced that it intends to convene and then adjourn, without conducting any business, its special meeting of stockholders scheduled to occur at 11:00 a.m., Eastern time, on July 30, 2019, and reconvene at 11:00 a.m., Eastern time, on July 31, 2019, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on July 5, 2019. At the special meeting, stockholders of the Company will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional four months, from August 1, 2019 to December 1, 2019 (the “Charter Amendment”), and, if necessary, a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal (the “Adjournment Proposal”).

The special meeting will still be held at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.

If you have not submitted a proxy for use at the special meeting, you are urged to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy is included in the proxy statement filed by the Company with the SEC on July 5, 2019, which is available without charge on the SEC’s website at http://www.sec.gov.

About Pensare Acquisition Corp.

Pensare Acquisition Corp. is a special purpose acquisition company that went public on Nasdaq in July 2017 and was formed for the purpose of effecting a merger, acquisition or similar business combination in the telecommunications, media, and technology (TMT) industries. Pensare is led by Chairman Larry Mock, Chief Executive Officer Darrell J. Mays, President Robert Willis, and Chief Strategy Officer David Panton. Pensare’s securities are quoted on the Nasdaq stock exchange under the ticker symbols WRLS, WRLSW, WRLSR and WRLSU. For more information, visit www.pensaregrp.com.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

Additional information concerning factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and in the proxy statement filed by the Company with the SEC on July 5, 2019. Our SEC filings are available publicly on the SEC’s website at http://www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Charter Amendment and Where to Find It

In connection with the proposed Charter Amendment and Adjournment Proposal, the Company filed a definitive proxy statement with the SEC on July 5, 2019 and thereafter commenced mailing the definitive proxy statement to its stockholders as of the July 1, 2019 record date for the special meeting. Investors and security holders of the Company are advised to read the definitive proxy statement that was filed with the SEC in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed Charter Amendment and, if submitted to the Company’s stockholders, the Adjournment Proposal because the definitive proxy statement contains important information about the proposed Charter Amendment and Adjournment Proposal. Stockholders may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, Georgia 30309, Attn: Darrell J. Mays, Chief Executive Officer.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC at:  Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, phone: (800) 662-5200 (banks and brokers call collect at: (203) 658-9400), email: WRLS.info@morrowsodali.com.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders. Information concerning the interests of the directors and executive officers of the Company is set forth in the definitive proxy statement filed with the SEC on July 5, 2019.